UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Francis C. Poli 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2017

Item 1. Schedule of Investments

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

July 31, 2017 (Unaudited)

	Number of Shares		Value
PREFERRED SECURITIES—$25 PAR VALUE 5.3%
BANKS 3.8%
GMAC Capital Trust I, 6.967%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)(a)	583,421		$15,489,827
Valley National Bancorp, 5.50%, Series B(b)	120,000		3,206,400
Wells Fargo & Co., 8.00%, Series J(b)	50,600		1,312,564
			20,008,791
BANKS—FOREIGN 0.8%
Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)(b)	65,000		1,710,150
Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)(b)	98,044		2,618,755
			4,328,905
PIPELINES 0.4%
NuStar Energy LP, 7.625%, Series B(b)	91,005		2,340,649
REAL ESTATE—RESIDENTIAL—SINGLE FAMILY 0.3%
American Homes 4 Rent, 5.50%, Series C(b)	60,000		1,700,700
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$27,545,645)			28,379,045

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 71.0%
BANKS 21.0%
Bank of America Corp., 8.00%, Series K(b)	$1,300,000		1,337,375
Bank of America Corp., 6.25%, Series X(b)	3,720,000		4,105,950
BankBoston Capital Trust IV, 1.819%, due 6/8/28, (FRN) (3 Mo. US LIBOR + 0.60%)(a)	1,100,000		1,040,875
Capital One Financial Corp., 5.55%, Series E(b)	7,550,000		7,974,687
Citigroup, 5.95%, Series Q(b)	9,950,000		10,488,245
Citigroup, 6.125%, Series R(b)	13,053,000		14,031,975
CoBank ACB, 6.25%, Series F, 144A(b),(c)	24,400	†	2,562,764
CoBank ACB, 6.25%, Series I(b)	1,300,000		1,451,087
Farm Credit Bank of Texas, 6.75%, 144A(b),(c)	8,000	†	876,000
Farm Credit Bank of Texas, 10.00%, 144A, Series I(b),(c)	6,050	†	7,437,719
Goldman Sachs Group/The, 5.70%, Series L(b)	7,711,000		8,063,624
Goldman Sachs Group/The, 5.375%, Series M(b)	2,650,000		2,772,563
JPMorgan Chase & Co., 7.90%, Series I(b)	8,955,000		9,302,006
JPMorgan Chase & Co., 6.75%, Series S(b)	2,300,000		2,637,525

	Principal Amount	Value
JPMorgan Chase & Co., 5.30%, Series Z(b)	$9,600,000	$10,080,000
PNC Financial Services Group, 6.75%(b)	10,371,000	11,680,339
SunTrust Banks, 5.05%, Series G(b)	2,500,000	2,534,375
SunTrust Capital III, 1.896%, due 3/15/28, (FRN) (3 Mo. US LIBOR + 0.650%)(a)	700,000	644,000
US Bancorp, 5.125%, Series I(b)	2,815,000	3,005,012
Wachovia Capital Trust II, 1.804%, due 1/15/27, (FRN) (3 Mo. US LIBOR + 0.50%)(a)	500,000	471,250
Wells Fargo & Co., 7.98%, Series K(b)	9,050,000	9,389,375
		111,886,746
BANKS—FOREIGN 20.9%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)(b),(c)	650,000	728,391
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)(b)	1,800,000	2,514,925
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)(b)	2,000,000	2,090,924
Banco Santander SA, 6.75% (EUR) (Spain)(b)	2,400,000	3,168,731
Barclays Bank PLC, 14.00%, Series RCI (GBP) (United Kingdom)(b)	3,100,000	4,980,852
Barclays PLC, 7.875% (United Kingdom)(b)	3,550,000	3,893,551
Barclays PLC, 8.25% (United Kingdom)(b)	4,100,000	4,366,910
BNP Paribas SA, 7.375%, 144A (France)(b),(c)	1,600,000	1,824,000
BNP Paribas SA, 7.625%, 144A (France)(b),(c)	3,200,000	3,552,000
Credit Agricole SA, 8.375%, 144A (France)(b),(c)	4,600,000	5,152,460
Credit Suisse Group AG, 7.125% (Switzerland)(b)	3,400,000	3,727,454
DNB Bank ASA, 5.75% (Norway)(b)	2,000,000	2,070,250
DNB Bank ASA, 6.50% (Norway)(b)	3,300,000	3,558,538
HSBC Holdings PLC, 6.375% (United Kingdom)(b)	1,000,000	1,076,250
HSBC Holdings PLC, 6.875% (United Kingdom)(b)	5,900,000	6,485,280
ING Groep N.V., 6.875% (Netherlands)(b)	4,000,000	4,354,376
Intesa Sanpaolo SpA, 7.00%, Series EMTN (EUR) (Italy)(b)	800,000	1,029,906
Rabobank Nederland, 11.00%, 144A (Netherlands)(b),(c)	11,500,000	13,355,525
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)(b)	1,600,000	1,694,000
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)(b)	6,500,000	7,194,720
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)(b)	800,000	1,132,496
Skandinaviska Enskilda Banken AB, 5.75%, Series EMTN (Sweden)(b)	4,600,000	4,787,680
SMFG Preferred Capital, 9.50%, 144A (Cayman Islands)(b),(c)	8,105,000	8,699,340
Societe Generale SA, 7.375%, 144A (France)(b),(c)	3,000,000	3,285,000

	Principal Amount		Value
Societe Generale SA, 8.25%, Series EMTN (France)(b)	$1,600,000		$1,700,832
Societe Generale SA, 8.875% (GBP) (France)(b)	100,000		140,423
Standard Chartered PLC, 7.50%, 144A (United Kingdom)(b),(c)	2,000,000		2,201,000
Standard Chartered PLC, 7.75%, 144A (United Kingdom)(b),(c)	600,000		660,000
Swedbank AB, 5.50% (Sweden)(b)	1,200,000		1,239,876
Swedbank AB, 6.00% (Sweden)(b)	3,000,000		3,190,125
UBS Group AG, 6.875% (Switzerland)(b)	2,800,000		3,025,056
UBS Group AG, 7.125% (Switzerland)(b)	1,200,000		1,288,002
UBS Group AG, 7.125% (Switzerland)(b)	2,900,000		3,184,476
			111,353,349
ELECTRIC 1.4%
INTEGRATED ELECTRIC 0.3%
Southern California Edison Co., 6.25%, Series E(b)	1,550,000		1,732,125
REGULATED ELECTRIC 1.1%
Southern Co./The, 5.50%, due 3/15/57, Series B	5,508,000		5,880,594
TOTAL ELECTRIC			7,612,719
FINANCIAL 4.2%
DIVERSIFIED FINANCIAL SERVICES 0.6%
Corestates Capital II, 1.954%, due 1/15/27, 144A (FRN) (3 Mo. US LIBOR + 0.65%)(a),(c)	1,000,000		955,000
State Street Corp., 5.25%, Series F(b)	2,000,000		2,104,460
			3,059,460
INVESTMENT BANKER/BROKER 3.6%
Charles Schwab Corp./The, 7.00%(b)	6,250,000		7,190,625
Morgan Stanley, 5.55%, Series J(b)	11,700,000		12,270,375
			19,461,000
TOTAL FINANCIAL			22,520,460
FOOD 0.3%
Dairy Farmers of America, 7.875%, 144A(b),(c)	15,000	†	1,604,532
INDUSTRIALS—DIVERSIFIED MANUFACTURING 1.9%
General Electric Co., 5.00%, Series D(b)	9,457,000		9,982,242
INSURANCE 14.2%
LIFE/HEALTH INSURANCE 3.4%
MetLife, 5.25%, Series C(b)	5,790,000		6,067,573
Prudential Financial, 5.625%, due 6/15/43	2,689,000		2,947,816
Prudential Financial, 8.875%, due 6/15/38	4,677,000		4,952,943
Symetra Financial Corp., 8.30%, due 10/15/37, 144A(c)	520,000		527,800

	Principal Amount	Value
Voya Financial, 5.65%, due 5/15/53	$3,100,000	$3,332,500
		17,828,632
LIFE/HEALTH INSURANCE—FOREIGN 5.2%
Aegon NV, 2.397%, ($100 Par Value) (FRN) (10 Yr. USISDA + 0.10%) (Netherlands)(a),(b)	150,000	129,300
CNP Assurances, 7.50% (France)(b)	3,500,000	3,706,938
Dai-ichi Life Insurance Co. Ltd., 7.25%, 144A (Japan)(b),(c)	8,265,000	9,540,909
Demeter BV (Swiss Re Ltd.), 4.625% (Netherlands)(b)	1,000,000	1,032,500
Friends Life Holdings PLC, 7.875% (United Kingdom)(b)	2,361,000	2,518,073
ING Capital Funding Trust III, 4.896%, Series 9 (FRN) (3 Mo. US LIBOR + 3.60%) (Netherlands)(a),(b)	4,780,000	4,815,850
La Mondiale Vie, 7.625% (France)(b)	5,750,000	6,166,012
		27,909,582
MULTI-LINE 1.2%
Hartford Financial Services Group/The, 8.125%, due 6/15/68	2,843,000	2,985,150
Hartford Financial Services Group/The, 3.307%, due 2/12/47, 144A, Series ICON (FRN) (3 Mo. US LIBOR + 2.125%)(a),(c)	3,500,000	3,423,438
		6,408,588
MULTI-LINE—FOREIGN 0.7%
Aviva PLC, 8.25% (United Kingdom)(b)	1,050,000	1,068,375
AXA SA, 6.463%, 144A (France)(b),(c)	2,400,000	2,493,000
		3,561,375
PROPERTY CASUALTY 0.5%
Liberty Mutual Group, 4.151%, due 3/7/37, 144A, (FRN) (3 Mo. US LIBOR + 2.905%)(a),(c)	2,500,000	2,456,250
PROPERTY CASUALTY—FOREIGN 1.1%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)(c)	5,000,000	5,775,000
REINSURANCE—FOREIGN 2.1%
Aquarius + Investments PLC, 6.375%, due 9/1/24 (Ireland)	4,600,000	4,897,233
Aquarius + Investments PLC, 8.25% (Ireland)(b)	6,100,000	6,471,185
		11,368,418
TOTAL INSURANCE		75,307,845

	Principal Amount		Value
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN 4.0%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(c)	$12,000	†	$13,953,750
SoftBank Group Corp., 6.00% (Japan)(b)	4,700,000		4,747,000
SoftBank Group Corp., 6.875% (Japan)(b)	2,600,000		2,655,575
			21,356,325
MATERIAL—METALS & MINING - FOREIGN 0.9%
BHP Billiton Finance USA Ltd., 6.25%, due 10/19/75, 144A (Australia)(c)	4,200,000		4,594,800
MEDIA 0.1%
Viacom, 5.875%, due 2/28/57	600,000		615,622
REAL ESTATE—FINANCE 0.4%
AT Securities BV, 5.25% (Netherlands)(b)	2,250,000		2,211,986
UTILITIES—ELECTRIC UTILITIES—FOREIGN 1.7%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	2,645,000		3,028,525
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(c)	4,860,000		5,868,450
			8,896,975
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$369,267,020)			377,943,601
CORPORATE BONDS 20.2%
BANKS 0.7%
Goldman Sachs Group/The, 3.064%, due 10/28/27, 3.063%, Series GMTN (FRN) (3 Mo. US LIBOR + 1.75%)(a)	3,600,000		3,755,783
BANKS—FOREIGN 0.2%
HSBC Holdings PLC, 2.65%, due 1/5/22 (United Kingdom)	1,000,000		1,006,362
ELECTRIC 0.4%
INTEGRATED ELECTRIC 0.3%
Integrys Holding, 4.17%, due 11/1/20	1,566,000		1,654,537
REGULATED ELECTRIC 0.1%
Southern Co./The, 2.15%, due 9/1/19	500,000		502,005
TOTAL ELECTRIC			2,156,542
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES 2.9%
Daimler Finance North America LLC, 2.20%, due 5/5/20, 144A(c)	5,750,000		5,769,987
Ford Motor Credit Co. LLC, 2.425%, due 6/12/20	2,200,000		2,208,204

	Principal Amount	Value
General Motors Financial Co., 3.15%, due 1/15/20	$1,000,000	$1,022,912
General Motors Financial Co., 2.234%, due 4/13/20, (FRN) (3 Mo. US LIBOR + 0.93%)(a)	4,812,000	4,833,274
General Motors Financial Co., 2.854%, due 1/14/22, (FRN) (3 Mo. US LIBOR + 1.55%)(a)	1,696,000	1,734,853
		15,569,230
INDUSTRIALS—DIVERSIFIED MANUFACTURING 0.8%
BMW US Capital LLC, 1.942%, due 4/6/22, (FRN) 144A (3 Mo. US LIBOR + 0.64%)(a),(c)	4,125,000	4,157,885
INSURANCE 0.4%
LIFE/HEALTH INSURANCE 0.2%
Metropolitan Life Global Funding I, 1.75%, due 12/19/18, 144A(c)	1,200,000	1,199,869
PROPERTY CASUALTY—FOREIGN 0.2%
XLIT Ltd., 2.30%, due 12/15/18 (Cayman Islands)	762,000	767,226
TOTAL INSURANCE		1,967,095
INTEGRATED TELECOMMUNICATIONS SERVICES 0.5%
AT&T, 5.20%, due 3/15/20	2,287,000	2,465,208
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN 0.5%
Telecom Italia Capital SA, 6.999%, due 6/4/18 (Italy)	2,300,000	2,400,625
REAL ESTATE 10.7%
DIVERSIFIED 3.4%
National Retail Properties, 6.875%, due 10/15/17	850,000	858,685
Select Income REIT, 2.85%, due 2/1/18	2,059,000	2,067,162
VEREIT, 3.00%, due 8/1/18, (Convertible)	9,200,000	9,251,750
WEA Finance LLC, 2.70%, due 9/17/19, 144A(c)	5,810,000	5,870,703
		18,048,300
FINANCE 2.4%
iStar Financial, 4.00%, due 11/1/17	1,650,000	1,652,475
Ventas Realty LP/Ventas Capital Corp., 2.70%, due 4/1/20	613,000	619,506
Ventas Realty LP/Ventas Capital Corp., 4.00%, due 4/30/19	805,000	827,464

	Principal Amount	Value
VEREIT Operating Partnership LP, 3.00%, due 2/6/19	$6,000,000	$6,068,064
VEREIT Operating Partnership LP, 4.125%, due 6/1/21	3,412,000	3,565,540
		12,733,049
HEALTH CARE 1.5%
Healthcare Trust of America Holdings LP, 3.70%, due 4/15/23	4,800,000	4,936,555
Senior Housing Properties Trust, 3.25%, due 5/1/19	1,000,000	1,013,484
Senior Housing Properties Trust, 6.75%, due 4/15/20	1,000,000	1,085,464
Welltower, 4.95%, due 1/15/21	1,000,000	1,080,422
		8,115,925
OFFICE 0.8%
Boston Properties LP, 5.625%, due 11/15/20	1,287,000	1,417,410
Boston Properties LP, 5.875%, due 10/15/19	1,500,000	1,613,523
Vornado Realty LP, 2.50%, due 6/30/19	1,345,000	1,357,830
		4,388,763
SHOPPING CENTERS 1.2%
COMMUNITY CENTER 0.8%
DDR Corp., 4.625%, due 7/15/22	225,000	236,642
DDR Corp., 7.875%, due 9/1/20	1,750,000	2,004,023
Kimco Realty Corp., 6.875%, due 10/1/19	1,750,000	1,921,958
		4,162,623
FREE STANDING 0.4%
Realty Income Corp., 6.75%, due 8/15/19	1,500,000	1,639,370
Tanger Properties LP, 6.125%, due 6/1/20	542,000	604,774
		2,244,144
TOTAL SHOPPING CENTERS		6,406,767
SPECIALTY 1.4%
Equinix, 4.875%, due 4/1/20	2,000,000	2,055,250
Digital Realty Trust LP, 5.25%, due 3/15/21	5,015,000	5,463,271
		7,518,521
TOTAL REAL ESTATE		57,211,325

		Principal Amount	Value
TELECOMMUNICATION—COMMUNICATIONS 2.2%
Qualitytech LP/QTS Finance Corp., 5.875%, due 8/1/22		$5,960,000	$6,250,550
Vodafone Group PLC, 4.375%, due 3/16/21 (United Kingdom)		5,000,000	5,346,925
			11,597,475
UTILITIES 0.9%
ELECTRIC UTILITIES 0.2%
Emera US Finance LP, 2.15%, due 6/15/19		1,000,000	1,002,647
ELECTRIC UTILITIES—FOREIGN 0.7%
Enel Finance International NV, 2.875%, due 5/25/22, 144A (Netherlands)(c)		4,000,000	4,048,316
TOTAL UTILITIES			5,050,963
TOTAL CORPORATE BONDS (Identified cost—$106,668,471)			107,338,493

		Number of Shares
SHORT-TERM INVESTMENTS 2.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.92%(d)		14,500,000	14,500,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,500,000)			14,500,000
TOTAL INVESTMENTS (Identified cost—$517,981,136)	99.2%		528,161,139
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8		4,193,745
NET ASSETS	100.0%		$532,354,884

Forward foreign currency exchange contracts outstanding at July 31, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	6,401,092	USD	7,312,319	8/2/17	$(265,296)
Brown Brothers Harriman	GBP	4,719,889	USD	6,137,272	8/2/17	(90,152)
Brown Brothers Harriman	USD	6,223,693	GBP	4,719,889	8/2/17	3,731
Brown Brothers Harriman	USD	7,545,351	EUR	6,401,092	8/2/17	32,264
Brown Brothers Harriman	EUR	5,660,094	USD	6,683,094	9/5/17	(29,101)
Brown Brothers Harriman	GBP	4,738,785	USD	6,255,106	9/5/17	(4,215)
						$(352,769)

The total amount of all forward foreign currency exchange contracts as presented in the table above is representative of the volume of activity for this derivative type during the three months ended July 31, 2017.

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar
USISDA	United States Dollar Intercontinental Exchange Swap Rate

Note: Percentages indicated are based on the net assets of the Fund.

† Represents shares.

(a) Variable rate.  Rate shown is in effect at July 31, 2017.

(b) Perpetual security.  Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

(c)  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $122,573,887 or 23.0% of the net assets of the Fund, of which 0.3% are illiquid.

(d) Rate quoted represents the annualized seven-day yield of the fund.

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of July 31, 2017, there were $2,340,649 of securities transferred from Level 2 to Level 1, which resulted from a security using a quoted price in determining the value of the security as of July 31, 2017.

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of July 31, 2017 in valuing the Fund’s investments carried at value:

		Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Preferred Securities - $25 Par Value:
Banks	$20,008,791	$16,802,391	$3,206,400	$—
Others Industries	8,370,254	8,370,254	—	—
Preferred Securities - Capital Securities:
Food	1,604,532	—	—	1,604,532
Others Industries	376,339,069	—	376,339,069	—
Corporate Bonds	107,338,493	—	107,338,493	—
Short-Term Investments	14,500,000	—	14,500,000	—
Total Investments(a)	$528,161,139	25,172,645	$501,383,962	$1,604,532	(b)
Forward foreign currency exchange contracts	$35,995	$—	$35,995	$—
Total Unrealized Appreciation in Other Financial Instruments(a)	$35,995	$—	$35,995	$—
Forward foreign currency exchange contracts	$(388,764)	$—	$(388,764)	$—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(388,764)	$—	$(388,764)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

(b) Level 3 investments are valued by a third-party service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities - Capital Securities - Food

Balance as of April 30, 2017	$1,608,750
Change in unrealized appreciation (depreciation)	(4,218)

Balance as of July 31, 2017	$1,604,532

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on July 31, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $(4,218).

Note 2. Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of July 31, 2017:

Forward foreign currency exchange contracts $(352,769)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security investment. Other risks

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At July 31, 2017, the Fund did not have any option contracts outstanding.

Transactions in written option contracts during the three months ended July 31, 2017, were as follows:

	Number
	of Contracts	Premiums
Written option contracts outstanding at April 30, 2017	9	$29,904
Option contracts expired	(9)	(29,904)
Written option contracts outstanding at July 31, 2017	—	$—

Note 3. Income Tax Information

As of July 31, 2017, the federal tax cost and net unrealized appreciation  (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$517,981,136
Gross unrealized appreciation	$10,303,238
Gross unrealized depreciation	(123,235)
Net unrealized appreciation (depreciation)	$10,180,003

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: September 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam M. Derechin	By:	/s/James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: September 22, 2017